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BIGMAR 10-K EXHIBIT NO. 10.44
BIOFERMENT LICENSE



                             CANCELLATION AGREEMENT



entered into between

BIGMAR, INC., a Delaware corporation having its place of business at 6660 Doubletree Avenue #20, Columbus, Ohio, 43229 USA, hereafter "BIGMAR", duly represented by Mr. John Tramontana, president of BIGMAR


and



CERBIOS-PHARMA SA, a Swiss corporation having its place of business at via Pian Scairolo 6, 6917 Barbengo, Switzerland, hereafter "CERBIOS", duly represented by Mr. Giuseppe Rovelli, in accordance with the Resolution of the board of directors of Cerbios executed on March 25, 1997, hereto enclosed in original as Exhibit A.


                                      ***


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                                                                               2

RECITALS


Whereas


a) on November 14, 1995 Bigmar and the Bioferment division of Cerbios have entered into the License and supply agreement relating to pharmaceutical products utilising or containing Urokinase, Human Growth Hormone and Interferon;

b) on February 29, 1996 Bigmar and the Bioferment division of Cerbios executed an amendment of the above mentioned agreement of November 14, 1995 relating to the license fees;

c) in November 1996, according to par. 5.1 of the above mentioned agreement of November 14, 1995, Bigmar paid a first instalment of US$100,000 -- of the license fee of US$500,000 -- due to Cerbios, with value date November 21, 1996;

d) except from the above mentioned payment of the first instalment of US$100,000, the parties never implemented or fulfilled the license and supply agreement of November 14, 1995;

e) the parties deem that it is in their own best interest to close their commercial relationships relating to the above mentioned agreement of November 14, 1995 and its amendment of February 29, 1996,



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                                                                               3


all this aforementioned,
the parties agree as follows:


1. The parties agree to cancel and cancel the License and supply agreement of November 14, 1995 as well as its amendment of February 29, 1996 with immediate effect.

2. The first instalment of US$100,000 of the license fee remains for the benefit and the account of Cerbios, which therefore is entitled to keep such amount, without any obligation to refund it to Bigmar.

3. With the execution of the present Cancellation agreement the parties are lifted from any and all obligations connected with the License and supply agreement of November 14, 1995 as well as its amendment of February 29, 1996, except from those relating to the confidentiality clause (clause X), which shall continue to have effect.

4. The present agreement shall take effect and enter into force as soon as Bigmar will have delivered two originals of the corresponding "Unanimous written consent of the board of directors of Bigmar, Inc.", in the form attached hereto as Exhibit B, to the notary public Mr. Pietro Moggi, who is herewith instructed by the parties to receive such resolution and deliver one original of this resolution to Cerbios.


    Bigmar undertakes to deliver this resolution to the notary public within the 10th of April 1997.




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                                                                               4

    In case of failure to provide the "Unanimous written consent of the board of directors of Bigmar, Inc." within the 10th of April 1997, the present agreement will not come into force and will be considered null and void.

5. This agreement shall be governed by and construed in accordance with the substantive laws of the State of Delaware, USA, without regard to Delaware's choice of law rules.

6. Any disputes or differences between the parties arising out of, or in connection with this agreement shall be resolved in New York by a sole arbitrator, in accordance with the rules and regulations of the International Chamber of Commerce of Paris.

In witness whereof, both parties have caused this agreement to be signed in six originals, two for each party and two for the notary public, by their respective duly authorised officers or representatives on the date indicated below.


Lugano, 27th of March 1997






BIGMAR, INC.                              CERBIOS-PHARMA SA


By:                                       By:
 Name:  John Tramontana                      Name:  Giuseppe Rovelli
 Title: President                            Title: Officer



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                                                          EXHIBIT A - BIOFERMENT
                                                                      LICENSE


                                    VERBALE
                        DEL CONSIGLIO DI AMMINISTRAZIONE
                                     DELLA

                          CERBIOS-PHARMA SA, BARBENGO


La riunione del consiglio e tenuta a Barbengo, negli uffici della Cerbios-Pharma SA, che dopo discussione ha adottato le seguenti risoluzioni:

1. e approvata la sottoscrizione della convenzione con Bigmar, Inc., Columbus, Ohio, relativa alla risoluzione del contratto "License and supply agreement" stipulato il 14 novembre 1995 tra la divisone Bioferment della
    Cerbios-Pharma e la Bigmar, Inc.; e parimenti annullata la modifica contrattuale del 29 febbraio 1996;

2.  e  conferito   mandata  al  signor  Giuseppe  Rovelli  par  la  firma  della convenzione con Bigmar, Inc.


Lugano, 25 marzo 1997



            [SIGNATURE]                       [SIGNATURE]

--------------------------------        -----------------------------
ING. ATTILIO MELERA                     JAN JACOB VAN TROOSTENBURG





            [SIGNATURE]

--------------------------------
PIERANGELO GHIRLANDA




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TRANSLATION OF EXHIBIT A - BIOFERMENT LICENSE
BY PAUL VESPOLI - OSU (OHIO STATE UNIVERSITY)



                                    Minutes
                           of the Board of Directors
                                       of

                         Cerbios-Pharma Inc., Barbengo



The meeting of the Board of Directors was held in Barbengo, at the offices of Cerbios-Pharma, Inc., and after discussion adopted the following resolutions:

1. The subscription to the convention with Bigmar, Inc., Columbus, Ohio was approved according to the resolution of the "License supply agreement" contract drafted 14 November 1995 between the Bioferment division of Cerbios Phama and Bigmar Inc.; the contractual amendment of 29 February 1996 was also nullified.

2. Mr. Giuseppe Rovelli was given power-of-attorney for the convention with Bigmar, Inc.

Lugano, 25 March 1997




(signature)                         (signature)
Engineer Attilio Melera             Jan Jacob Van Troostenburg




(signature)
Pierangelo Ghirlanda






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                                                                       EXHIBIT B


                           UNANIMOUS WRITTEN CONSENT
                                       OF
                             THE BOARD OF DIRECTORS
                                       OF
                                  BIGMAR, INC.


The undersigned, being all of the Directors of BIGMAR, INC., a corporation organised and existing under the laws of the State of Delaware (the "Company"), do hereby consent, pursuant to Section 141(f) of the Delaware General Corporation Law and Section 15 of the Restated Bylaws of the Company, to the adoption without a meeting of the following resolutions and that this action be taken without a meeting pursuant to said Section 141(f) of the Delaware General Corporation Law and Section 141(f) of the Delaware General Corporation Law and
Section 15 of the Restated Bylaws of the Company:

Whereas, Mr. John Tramontana has disclosed to the Board of Directors his interests and willingness in the cancellation of the Distribution and License Agreements (defined below);

Whereas, a majority of the disinterested directors of the Company has determined that the cancellation of the (i) Exclusive Distribution and Supply Agreement, dated November 14, 1995, between the Company and the SAPEC Division of Cerbios Pharma SA ("Sapec"), (ii) License and Supply Agreement, dated November 14, 1995, between the Company and Bioferment, a division of Cerbios Pharma SA ("Bioferment") and (iii) Exclusive Distribution and Supply Agreement, dated December 14, 1995, between the Company and Bioferment (collectively, the "Distribution and License Agreements"), is desirable and in the best interests of the Company; and

Whereas, the Cancellation Agreements have already been signed on March 27, 1997 by Cerbios-Pharma SA and by Mr. John Tramontana, in his capacity of president of Bigmar, Inc., on behalf of Bigmar, Inc., a copy of which is attached hereto as Exhibit A, B and C; and

Whereas, Mr. John Tramontana has given to the Board of Directors an original of each of the above three Cancellation Agreements, which correspond in full to the Exhibits A, B and C; and

Whereas, a majority of the disinterested directors of the Company has determined that the above Cancellation Agreements, which effect the cancellation of each of the Distribution and License Agreements are desirable and in the best interests of the Company.


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NOW, THEREFORE,  BE IT RESOLVED, that the Cancellation Agreements be, and hereby are, approved, authorized, ratified and adopted in all respects; and be it

FURTHER RESOLVED, that the execution and delivery of the Cancellation Agreements by the President Mr. John Tramontana is the enforceable and binding act and obligation of the Company, without the signature or attestation of any other officer of the Company or the affixing of any corporate seal; and be it

FURTHER RESOLVED, that any and all actions heretofore or hereafter taken within the terms of the foregoing resolutions be, and hereby are, affirmed, approved and ratified as the act and deed of the Company.

This Unanimous Written Consent may be executed in multiple counterparts, each of which shall constitute an original and all of which shall constitute a single document.

IN WITNESS WHEREOF, the undersigned have executed this Unanimous Written Consent
on                  ,  1997 and  directed  that it be filed with the  minutes of proceedings of the Board of Directors.


                                              /s/ JOHN G. TRAMONTANA
                                              ----------------------
                                              JOHN G. TRAMONTANA



                                              ----------------------
                                              MICHAEL K. MEDORS



                                              ----------------------
                                              BERNARD KRAMER



                                              ----------------------
                                              ERIC M. CHEN



                                              ----------------------
                                              JOHN MORRIS

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